Exhibit 99.2

Westech Investment Advisors LLC and Subsidiaries

Consolidated Financial Statements (Unaudited) as of September 30, 2022 and for the period from January 1, 2022 through September 30, 2022

C O N T E N T S

Westech Investment Advisors LLC and Subsidiaries

Consolidated Balance Sheet (Unaudited)

As of September 30, 2022

ASSETS
Cash and cash equivalents	$2,505,402
Due from affiliate Investment Funds	8,435,685
Equity interest in Investment Funds	1,605,469
Right -of-use assets	2,907,630
Other accounts receivable	507,922
Prepaid expenses	363,291
Furniture, equipment and leasehold improvements, net	138,040
Assets of consolidated Subsidiaries (Note 4):
Cash and cash equivalents	5,065,332
Equity interest in Investment Funds	3,829,550

TOTAL ASSETS	$25,358,321

LIABILITIES AND MEMBERS’ EQUITY
LIABILTIES
Legal fees payable	$5,307,707
Compensation and benefits payable	1,941,534
Other accounts payable	174,399
Lease obligation	2,956,586
Liabilities of consolidated Subsidiaries (Note 4):
Performance Incentive Compensation Payable	1,362,756

Total liabilities	$11,742,982

Commitments and contingencies (Note 7)	—
Members’ Equity
Class A common shares, 600 shares issued and outstanding	$—
Class B common shares, 10 shares issued and outstanding	—
Class C common shares, 150 shares issued and outstanding	—
Class D common shares, 150 shares issued and outstanding	—
Retained earnings	7,908,506
Noncontrolling interest	5,706,833

Total members’ equity	$13,615,339

TOTAL LIABILTIES AND MEMBERS’ EQUITY	$25,358,321

The Notes to the Consolidated Financial Statements (unaudited) are an integral part of this statement

Westech Investment Advisors LLC and Subsidiaries

Consolidated Statement of Operations (Unaudited)

For the nine months ended September 30, 2022

REVENUES AND OTHER INCOME
From related parties:
Management fees	$26,139,930
Carried interest	988,125
Investment loss	(270,670)
Recognized by consolidated Subsidiaries (Note 4):
Carried interest	9,335,585
Investment loss	(686,480)
From non-related party income:
Other income	36,334

Total revenues and other income	35,542,824

EXPENSES
Compensation and benefits	11,004,727
Professional fees	6,604,954
General, administrative and other	1,321,811
Depreciation and amortization	46,315
Trading losses	4,992
Incurred by consolidated Subsidiaries (Note 4):
Performance Incentive Compensation - Employees	2,501,937

Total expenses	21,484,736

NET INCOME	14,058,088
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	5,684,708

NET INCOME ATTRIBUTABLE TO WESTECH INVESTMENT ADVISORS LLC	$8,373,380

The Notes to the Consolidated Financial Statements (unaudited) are an integral part of this statement

Westech Investment Advisors LLC and Subsidiaries

Consolidated Statement of Changes in Members’ Equity (Unaudited)

For the nine months ended September 30, 2022

	Class A Shares		Class B Shares		Class C Shares		Class D Shares		Retained Earnings	Noncontrolling Interests	Total Members’ Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at January 1, 2022	600	$—	10	$—	150	$—	150	$—	$18,928,988	$10,028,224	$28,957,212
Net income		—		—		—		—	8,373,380	5,684,708	14,058,088
Contributions		—		—		—		—	—	27,169	27,169
Distributions		—		—		—		—	(19,393,862)	(10,033,268)	(29,427,130)

Balance at September 30, 2022	600	$—	10	$—	150	$—	150	$—	$7,908,506	$5,706,833	$13,615,339

The Notes to the Consolidated Financial Statements (unaudited) are an integral part of this statement

Westech Investment Advisors LLC and Subsidiaries

Consolidated Statement of Cash Flows (Unaudited)

For the nine months ended September 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$14,058,088
Adjustments to reconcile net income to net cash provided by operating activities:
Proceeds from sale of marketable securities	43,268
Change in equity interest in Investment Funds	270,670
Trading losses	4,992
Depreciation and amortization expense	46,315
Non-cash lease expense	33,677
Changes in operating assets and liabilities:
Due from affiliated Investment Funds	1,244,743
Other accounts receivable	(507,922)
Prepaid expenses	(117,109)
Legal fees payable	5,307,707
Other accounts payable	(23,762)
Compensation and benefits payable	(3,822,112)
Due to affiliated investment fund	(3,000,000)
Lease obligation	(2,199)
Changes related to Consolidated Subsidiaries (Note 4):
Performance incentive compensation payable	(1,367,072)
Changes in equity interests in Investment Funds	686,480

Net cash provided by operating activities	12,855,764

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture, equipment and leasehold improvements	(42,550)
Contributions to Investment Funds	(291,250)
Distributions from Investment Funds	465,022

Net cash provided by investing activities	131,222

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions	27,169
Distributions	(29,377,468)

Net cash used in financing activities	(29,350,299)

Decrease in cash and cash equivalents	(16,363,313)
CASH AND CASH EQUIVALENTS, beginning of period	23,934,047

CASH AND CASH EQUIVALENTS, end of period	$7,570,734

SUPPLEMENTAL INFORMATION
Cash paid for amounts included in lease obligation	$417,445

NON-CASH SUPPLEMENTAL INFORMATION
In-kind distribution from Investment Funds	$49,684

In-kind distributions to members	$49,662

The Notes to the Consolidated Financial Statements (unaudited) are an integral part of this statement

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

Note 1.    Organization and Nature of Business

Westech Investment Advisors LLC (“WIA”) was formed as a limited liability company and provides investment management services to the Company’s family of investment funds (Investment Funds). These Investment Funds include certain debt funds (“Debt Funds”) and an equity fund (“Equity Opportunity Fund”). Debt Funds include Venture Lending & Leasing IV, LLC, Venture Lending & Leasing V, LLC, Venture Lending & Leasing VI, LLC, Venture Lending & Leasing VII, LLC, Venture Lending & Leasing VIII, LLC, Venture Lending & Leasing IX, LLC and WTI Fund X, LLC. Equity Opportunity Fund includes WTI Equity Opportunity Fund I, LLC.

Each of the Debt Funds provides debt and equity based financing primarily to venture capital backed technology and health care companies. Each fund is organized as a limited liability company that is formed for the principal purpose of acquiring and owning all of the outstanding shares of a business development company and the secondary purpose of acquiring and owning direct interest in companies. Each business development company is a closed end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940. An equity opportunity fund was added to this family of funds in 2015. The Equity Opportunity Fund was established to co-invest alongside one or more of the Debt Funds and its goal is to make selective equity investments that are beyond the equity mandate of the Debt Funds.

Management services provided by WIA include portfolio management and supervision of all operations, transfer agency, investment custodian and accounting services. WIA generally provides management services on a non-exclusive basis. Under the terms of its agreements with the Debt Funds, WIA may call capital from a new Debt Funds once all previous Debt Funds have invested at least 75% of the members’ subscribed capital commitments. Similarly, under the terms of its agreement with the Equity Opportunity Fund, WIA may call capital from a new Equity Opportunity Fund once all previous Equity Funds have invested at least 70% of the members’ subscribed capital commitments.

WIA is registered as an investment adviser with the SEC under the Investment Advisors Act of 1940. WIA’s offices are primarily located in Portola Valley, California.

Note 2.    Significant Accounting Policies and Basis of Presentation

The consolidated financial statements include the accounts of WIA and its consolidated variable interest entities, WTI Fund X GP, LLC, Venture Lending & Leasing IX GP, LLC, and WTI Equity Opportunity Fund GP I, L.L.C. (the “General Partners”) (collectively with WIA, the “Company”).

The condensed consolidated financial statements included herein are unaudited. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations, although management of the Company believes that the disclosures are adequate to make the information presented not misleading. These unaudited condensed consolidated financial statements (the “consolidated financial statements”) should be read in conjunction with the audited financial statements and the notes thereto for the year ended December 31, 2021. In the opinion of management, the unaudited condensed consolidated financial statements for the interim period presented include all adjustments necessary to present a fair statement of the results for such interim period.

The consolidated financial statements of the Company are presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All accounts are maintained in U.S. dollars.

Certain entities in which the Company holds an interest are investment companies that follow specialized accounting rules under U.S. GAAP and reflect their investments at estimated fair value. Accordingly, the carrying value of the Company’s equity method investments in such entities retains the specialized accounting treatment.

Recent Accounting Pronouncements

Pronouncements not yet adopted

In June 2016, the FASB issued ASU No. 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 provides amendments to ASC 326, Financial Instruments - Credit Losses,

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

which replaces the incurred loss impairment model with a current expected credit loss (“CECL”) model. CECL requires a company to estimate lifetime expected credit losses based on relevant information about historical events, current conditions and reasonable and supportable forecasts. The guidance must be applied using the modified retrospective adoption method on January 1, 2023, with early adoption permitted.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts included in the consolidated financial statements and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers any investment with an original maturity of three months or less to be a cash equivalent. The Company holds no cash equivalents at September 30, 2022.

Furniture, Equipment and Leasehold Improvements

Furniture, equipment and software are stated at cost, less accumulated depreciation, and are depreciated over their estimated useful lives, ranging from 3 to 10 years, using the straight-line method beginning in the year an item was placed in service. Leasehold improvements, which are also stated at cost, less accumulated amortization, are amortized over the shorter of their estimated useful lives or the term of the leases.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable parties who are willing and able to transact for an asset or liability at the measurement date. The Company uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs when determining fair value and then the Company ranks the estimated values based on the observability of the inputs used following the fair value hierarchy set forth by the Financial Accounting Standards Board (FASB).

At September 30, 2022, the Company used the following valuation techniques to measure fair value for assets:

Level 1 –	Assets were valued using the closing price reported in the active market in which the individual security was traded.

Level 2 –	Assets were valued using quoted prices in markets that are not active, broker dealer quotations, and other methods by which all significant inputs were observable at the measurement date.

Level 3 –	Assets were valued using unobservable inputs in which little or no market data exists as reported by the respective institutions at the measurement date.

The carrying values of financial instruments comprising cash and cash equivalents, prepaid assets, accounts payable, accounts receivable and due from related parties approximate fair values due to the short-term maturities of these instruments.

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

Marketable Securities

Marketable securities consist of common stock in a publicly traded company. The marketable securities are classified as trading securities and are carried at fair value, with changes in unrealized and realized gains and losses recorded in trading losses on the Consolidated Statement of Operations. As of September 30, 2022, the Company did not hold any marketable securities.

Compensation Policy

Compensation and Benefits

The Company’s accounting policy for employee compensation follows ASC Topic 710, Compensation. Employee compensation is recorded in Compensation and Benefits in the Consolidated Statement of Operations. Consolidated carried interest paid to employees of the Company is recognized in Performance Incentive Compensation – Employees on the Consolidated Statement of Operations.

Leases

The Company recognizes a lease obligation and right-of-use asset in the Consolidated Balance Sheet for contracts that it determines are leases or contain a lease. The Company currently leases office space under operating lease arrangements. As these leases expire, it is expected that, in the normal course of business, they will be renewed or replaced. The Company must record a right-of-use asset and a lease obligation at the commencement date of the lease, other than for leases with an initial term of 12 months or less. A lease obligation is initially and subsequently reported at the present value of the outstanding lease payments determined by discounting those lease payments over the remaining lease term using the incremental borrowing rate as of the commencement date. A right-of-use asset is initially reported at the present value of the corresponding lease obligation plus any prepaid lease payments and initial direct costs of entering into the lease, and reduced by any lease incentives. Subsequently, a right-of-use asset is reported at the present value of the lease obligation adjusted for any prepaid or accrued lease payments, remaining balances of any lease incentives received, unamortized initial direct costs of entering into the lease and any impairments of the right-of-use asset. The Company tests for possible impairments of right-of-use assets annually or more frequently whenever events or changes in circumstances indicate that the carrying value of a right-of-use asset may exceed its fair value. Subsequent to an impairment, the carrying value of the right-of-use asset is amortized on a straight-line basis over the remaining lease term.

Most lease agreements for office space that are classified as operating leases contain renewal options, rent escalation clauses or other lease incentives provided by the lessor. Lease expense is accrued to recognize lease escalation provisions and renewal options that are reasonably certain to be exercised, as well as lease incentives provided by the lessor, on a straight-line basis over the lease term and is reported in general, administrative and other expenses in the Statement of Operations.

Additionally, upon amendments or other events, the Company may be required to remeasure our lease obligation and right-of-use asset.

Revenue Recognition

Management Fees

The Company recognizes revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. The Company’s revenue is based on contracts with a determinable transaction price and distinct performance obligations with probable collectability. Revenues are not recognized until the performance obligation(s) are satisfied.

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

Management fees from the Investment Funds are recognized as the performance obligation is fulfilled and are billed quarterly in arrears based on total assets or aggregate capital commitments for the Debt Funds and total cost of investments for the Equity Opportunity Fund. The management fee percent generally ranges from the greater of 1.5% of committed capital or 2.5% of total assets per annum.

As it relates to the Company’s performance obligation to provide investment management services, the Company typically satisfies this performance obligation over time as the services are rendered, since the Investment Funds simultaneously receive and consume the benefits provided as the Company performs the service. The transaction price is the amount of consideration to which the Company expects to be entitled in exchange for transferring the promised services to the Investment Funds. Revenue recognized for the investment management services provided is generally the amount determined at the end of the period because that is when the uncertainty for that period is resolved.

Carried Interest

The Company accounts for carried interest, which represents a performance-based capital allocation from an investment fund to the Company, as earnings from financial assets within the scope of ASC 323, Investments-Equity Method and Joint Ventures. The Company recognizes carried interest, when received and no reversal is probable, as a separate revenue line item in the Consolidated Statement of Operations.

Carried interest is dependent upon exceeding specified investment return thresholds, generally after the members of Investment Funds have received distributions providing them with a preferred return of 8%. Carried interest typically arise from investment management services that began in prior reporting periods.

Accounts Receivable

Accounts receivable are equal to contractual amounts reduced for allowances, if applicable. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts has been established as of September 30, 2022. If accounts become uncollectible, they will be written-off when that determination is made.

Income Taxes

The Company is not subject to federal income taxes. The members are responsible for reporting their proportionate share of the Company’s income on their separate tax returns. Accordingly, no federal income tax accruals have been provided for in the accompanying financial statements. The Company is subject to state income taxes in California and New York.

Accounting principles generally accepted in the United States of America set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Company did not have any unrecognized tax benefits in the accompanying financial statements. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of September 30, 2022, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2018 forward (with limited exceptions).

The Company accounts for uncertain tax positions in accordance with ASC 740-10, Income Taxes. ASC 740-10 provides several clarifications related to uncertain tax positions. Most notably, a “more likely-

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

than-not” standard for initial recognition of tax positions, a presumption of audit detection and a measurement of recognized tax benefits based on the largest amount that has a greater than 50 percent likelihood of realization. ASC 740-10 applies a two-step process to determine the amount of tax benefit to be recognized in the financial statements. First, the Company must determine whether any amount of the tax benefit may be recognized. Second, the Company determines how much of the tax benefit should be recognized (this would only apply to tax positions that qualify for recognition). Accordingly, the Company has not recognized any penalty, interest or tax impact related to uncertain tax positions.

Risks and Uncertainties

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties. The Company’s maximum exposure under these arrangements is unknown as they involve future claims that have not occurred and may not occur. However, based on past experience, management expects the risk of loss to be remote.

Variable Interest Entities

As further described in Note 3, the Company holds membership interests in certain of the Investment Funds. In addition, the principal owners of the Company maintain membership interests in the Investment Funds. Furthermore, as noted in Note 4, WIA serves as the managing member and has membership interest in the managing member of certain Investment Funds (hereafter referred to as the “General Partners”).

As the managing member to certain Investment Funds and General Partners in which the Company also has membership interest, the Company has disproportionate voting rights compared to its economic interest. As a result, the Investment Funds and General Partners are considered variable interest entities (VIEs) in accordance with FASB ASC Topic 810, Consolidation.

The Company analyzes whether it is the primary beneficiary of a VIE at the time it becomes involved with a VIE and reconsiders that conclusion at each reporting date. Performance of that analysis requires the exercise of significant judgment. In evaluating whether the Company is the primary beneficiary, the Company evaluates its economic interests in the VIE held either directly by the Company or indirectly through related parties, to determine whether the Company has the power to direct the activities that most significantly impact the VIE’s economic performance and has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.

As a result of this analysis, the investors in the Investment Funds have been identified as the primary beneficiaries of the Investment Funds. As the Company is not the primary beneficiary of the Investment Funds, the Company has not consolidated the Investment Funds for financial reporting purposes.

The Company consolidates the General Partners, which were established for purposes of allocating and distributing carried interest received from certain Investment Funds to owners, principles and employees of the Company. The Company has determined it has an implicit variable interest in the General Partners, as the carried interest allocated to employees of the Company is considered compensation to the Company’s employees. As a result, the Company has determined it is the primary beneficiary of the General Partners.

Investments

For equity investments where the Company is not the primary beneficiary of a VIE, but can exert

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

significant influence over the financial and operating policies of the investee, the Company follows the equity method of accounting. The evaluation of whether the Company exerts control or significant influence over the financial and operational policies of its investees requires significant judgment based on the facts and circumstances surrounding each individual investment. Factors considered in these evaluations may include the type of investment, the legal structure of the investee, the terms and structure of the investment agreement, including investor voting or other rights, the terms of the Company’s advisory agreement or other agreements with the investee, any influence the Company may have on the governing board of the investee, the legal rights of other investors in the entity pursuant to the fund’s operating documents and the relationship between the Company and other investors in the entity.

The Company’s equity method investees are investment companies and record their underlying investments at fair value. Therefore, under the equity method of accounting, the Company’s share of the investee’s underlying net income predominantly represents fair value adjustments in the investments held by the equity method investees. The Company’s share of the investees’ underlying net income or loss is based upon the most currently available information and is recognized as investment income or loss.

Note 3.    Investments in Funds

As of September 30, 2022, the Company and Consolidated Subsidiaries held membership interests in Investment Funds accounted for under the equity method in the amount of $5,435,019, which is included in equity interest in Investment Funds on the Consolidated Balance Sheet. Additionally, the Company and Consolidated Subsidiaries recognized $957,150 of investment loss from such equity interests in Investment Funds included on the Consolidated Statement of Operations.

In addition to direct investments in the Investment Funds, the Company also holds variable interests in certain Investment Funds through its position as the managing member. The investment strategies and business purposes of the Investment Funds in which the Company serves as the managing member are described below:

The investment strategy of Venture Lending & Leasing IV, LLC, Venture Lending & Leasing V, LLC, Venture Lending & Leasing VI, LLC, Venture Lending & Leasing VII, LLC, Venture Lending & Leasing VIII, LLC, Venture Lending & Leasing IX, LLC, and WTI Fund X, LLC, each an Investment Fund, is to provide debt financing to carefully selected companies that have received equity funding from traditional sources of venture capital equity funding (i.e. a professionally managed venture capital firm) as well as non-traditional sources of venture capital equity funding (e.g. angel investors, strategic investors, family offices, crowdfunding investment platforms, etc.) (collectively, “Venture-Backed Companies”), generally in the form of secured loans.

WTI Equity Opportunity Fund I, L.P., is an Investment Fund organized to make selective equity investments in Venture-Backed Companies.

The following table presents information regarding the Company’s ownership percentage of equity method investments as of September 30, 2022, as well as summarized financial information of the equity method investments as of September 30, 2022 and for the period from January 1, 2022 through September 30, 2022.

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

	Venture Lending & Leasing IV, LLC	Venture Lending & Leasing V, LLC	Venture Lending & Leasing VI, LLC	Venture Lending & Leasing VII, LLC	Venture Lending & Leasing VIII, LLC	Venture Lending & Leasing IX, LLC(1)	WTI Fund X, LLC(1)	WTI Equity Opportunity Fund I, L.P.(1)(2)
Fund Commitments	250,000,000	270,000,000	294,000,000	375,000,000	423,625,000	460,000,000	500,000,000	75,000,000
WIA Commitment	700,000	1,000,000	1,000,000	1,100,000	1,100,000	1,000,000	1,000,000	2,625,000
Owner percentage	0.3%	0.4%	0.3%	0.3%	0.3%	0.2%	0.2%	3.5%

Assets	4,307,945	13,543,369	76,927,349	222,722,501	351,832,932	779,158,646	218,952,664	76,743,387
Liabilities	14,604	14,877	15,014	1,394,275	12,011,430	273,830,972	120,725,150	72,525

Members’ equity	4,293,341	13,528,492	76,912,335	221,328,226	339,821,502	505,327,674	98,227,514	76,670,862

Investment Income	1,767	36,154	89,416	1,146,446	9,800,145	42,753,649	12,579,218	118,322
Expenses	82,484	120,324	181,534	3,124,861	6,510,120	11,119,811	6,410,838	211,254
Gain(loss) on investments	(60,582)	(5,580,259)	(5,546,461)	(34,345,449)	(85,657,347)	(44,274,630)	(188,010)	(22,836,842)

Net income (loss)	(141,299)	(5,664,429)	(5,638,579)	(36,323,864)	(82,367,322)	(12,640,792)	5,980,370	(22,929,774)

(1)	WIA’s interest is held through its consolidated variable interest entities.
(2)	100% of the interest in WTI Equity Opportunity Fund I, L.P. is represented by noncontrolling interest.

The Company’s risk of loss for the investments in funds is limited to its investment balance and unfunded capital commitments as disclosed in Note 7.

Note 4.    Consolidated Variable Interest Entities

WTI Fund X GP, LLC, Venture Lending & Leasing IX GP, LLC, and WTI Equity Opportunity Fund GP I, L.L.C., each a General Partner (collectively referred to as “Consolidated Subsidiaries” or “WIA GPs”), serve as the managing members and have direct investments in WTI Fund X, LLC and Venture Lending & Leasing IX, LLC, and WTI Equity Opportunity Fund I, L.P.

The ownership of each of the General Partners is divided into two classes of interest, the “LLC Interest” and “Capital Interest”. The LLC Interest is summarized as the rights to the General Partners’ carried interest in the underlying funds. The Capital Interest is summarized as the rights to the General Partners’ capital account balances in the underlying funds, excluding any allocated carried interest. WIA’s ownership of the LLC Interest and Capital interest in the General Partners as of September 30, 2022 is summarized in the following table:

	LLC Interest	Capital Interest
WTI Fund X GP, LLC,	5%	100%
Venture Lending & Leasing IX GP, LLC	5%	100%
WTI Equity Opportunity Fund GP I, LLC	5%	0%

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

The following table summarizes the assets and liabilities of Venture Lending & Leasing IX GP, LLC, WTI Fund X GP, LLC and WTI Equity Opportunity Fund GP I, L.L.C. as of September 30, 2022 that are included in the Company’s Consolidated Balance Sheet.

	Venture Lending & Leasing IX GP, LLC	WTI Fund X GP, LLC	WTI Equity Opportunity Fund GP I, L.L.C.
Cash and cash equivalents	$5,064,413	$—	$919
Investments in funds	1,082,349	247,697	2,499,504

Total assets	$6,146,762	$247,697	$2,500,423

Performance Incentive Payable	$1,362,756	$—	$—

Total liabilities	$1,362,756	$—	$—

Note 5.    Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements at September 30, 2022 is summarized as follows:

Furniture and fixtures	$487,616
Computer equipment	670,568
Computer software	17,665
Leasehold improvements	400,774

1,576,623

Less: Accumulated depreciation and amortization	(1,438,583)

Net fixed assets	$138,040

Depreciation and amortization expense amounted to $46,315 for the period ended September 30, 2022.

Note 6.    401(k) Profit Sharing Plan

The Company has a 401(k) defined contribution pension plan, which generally covers all members and full-time employees meeting certain service requirements. The Company’s contribution to this plan for the period ended September 30, 2022 amounted to $732,250, which is included in compensation and benefits in the Consolidated Statement of Operations.

On September 30, 2022, the Company terminated its 401(k) plan and joined the P10 Holdings, Inc.’s (“P10”) 401(k) plan on October 13, 2022, in conjunction with P10’s acquisition of the Company.

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

Note 7.    Commitments and Contingencies

Operating Leases

The Company currently leases space in Portola Valley, California. At September 30, 2022, the Company’s lease had a remaining term of 66 months with one five-year renewal option. Since the rents at the beginning of the renewal period will adjust to market rents, the renewal option does not create an economic incentive for WIA to exercise its option. Since the property is neither unique nor specialized and no other economic incentives exist, WIA concluded that at the lease commencement date, the option was not reasonably certain of exercise. As a result, the extended option period was not included in WIA’s ROU Asset and Lease Obligation calculations.

The lease commitments provide for minimum annual rental payments, net of amounts prepaid, as of September 30, 2022 and are as follows:

Year ending December 31,	Minimum Rental Commitments
Remainder of 2022	$149,575
2023	603,288
2024	618,370
2025	633,829
2026	649,675
2027	440,276
Thereafter	—

Total future minimum lease payments	3,095,013
Less: Imputed interest	(138,427)

Total lease obligation	$2,956,586

During the period ended September 30, 2022, the Company recognized rent expense on operating leases of $448,924, and such amount is included in general, administrative and other expenses in the Consolidated Statement of Operations.

In determining the lease obligation on the Consolidated Balance Sheet, the Company utilized a discount rate of 1.81%.

Contingencies

The Company is subject to claims, legal proceedings and other contingencies in the ordinary course of its business activities. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be resolved unfavorably to the Company. The Company establishes accruals for matters that are probable and can be reasonably estimated. The Company’s maximum exposures under these arrangements are unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Legal fees payable as of September 30, 2022 were incurred in connection with the Company’s acquisition by P10, which closed on October 13, 2022.

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

Commitments

Through the Company’s membership interest in WTI Fund X GP, LLC and Venture Lending & Leasing IX GP, LLC, the Company has capital commitments to the underlying Investment Funds in the aggregate of $2,000,000, of which $1,055,000 was unfunded as of September 30, 2022. In addition, 100% of the capital interest distributions received from Venture Lending & Leasing IX, LLC through Venture Lending & Leasing IX GP, LLC, or $303,199, was recallable as of September 30, 2022. In addition, 10% of the Company’s capital commitment to Venture Lending & Leasing VIII, LLC was recallable as of September 30, 2022.

Note 8.    Related Party Transactions

As described in Note 1, the Company provides investment management and advisory services to Investment Funds for which the Company receives management fees and carried interest. During the period ended September 30, 2022, the Company earned management fees and carried interest of $26,139,430 and $988,125, respectively, from these Investment Funds. Additionally, consolidated WIA GPs have earned carried interest of $9,335,585.

The Company paid $3,000,000 to Venture Lending & Leasing VIII, LLC in January 2022 as a result of an overpayment of a distribution received during the year ended December 31, 2021.

During the period ended September 30, 2022, the Company received in-kind distributions from equity method investments equal to $49,684 in the form of publicly traded marketable securities. The securities were recognized at fair value when received. Of the securities received in-kind, securities equal to $49,662 were immediately distributed.

In connection with the Loan and Securities Agreement, dated October 18, 2021 (the “ING Loan Agreement”), between WTI Fund X, LLC and ING Capital LLC, the Company granted to ING Capital LLC for the ratable benefit of itself and other lenders on the ING Loan Agreement a security interest in the Company’s right to receive management fees from WTI Fund X, LLC. In addition, in connection with the Amended and Restated Loan and Security Agreement, dated as of March 18, 2021 (the “MUFG Loan Agreement”), between Venture Lending & Leasing IX, LLC and MUFG Bank, Ltd., the Company granted to MUFG Bank, Ltd. for the ratable benefit of itself and the other lenders under the MUFG Loan Agreement a security interest in the Company’s right to receive management fees from Venture Lending & Leasing IX, LLC.

Note 9.    Members’ Equity

An operating agreement (the “Agreement”) governs the management of WIA and the rights, preferences, and privileges of members. No member of the LLC shall be personally obligated for any liability of the LLC or of any other member solely by reason of being a member of the LLC except as otherwise provided under the California Beverly-Killea Limited Liability Company Act, by law of expressly in the Agreement.

Ownership of WIA is evidenced by four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class D Shares. Class A Shares are also referred to as Founders Shares. Class C and D Shares are also collectively referred to as Executive Shares. Each outstanding Class B, Class C and Class D Share shall be entitled to one vote, and each Class A Share shall be entitled to three votes.

Carried Interest Revenue, net of expenses, are allocated to Founder and Executive shares based on the Founder Profit Percentage and Executive Profit Percentage, 20% and 80%, respectively, as defined in

Westech Investment Advisors LLC and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

the operating agreement. The operating agreement then further, ascribes specific economic rights, including rights to Management Fee Revenue, net of expenses, to individual members of WIA based on their individual roles and operating capacity for the organization. As such, the economic returns to holders of Class A, Class B, Class C or Class D Shares may vary within each group based on the individual attributes of the Members.

The Company makes distributions of net operating profit to the Members periodically based on retained earnings and available cash from operations.

Note 10.    Concentrations

The Company maintains its cash balances in a single financial institution. The balances in these accounts usually exceed the insurance limits of the Federal Deposit Insurance Corporation. The Company is subject to credit risk should this financial institution be unable to fulfill its obligations. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on such deposits.

Note 11.    Subsequent Events

On August 25, 2022, the Company entered into a sale and purchase agreement for 100% of membership interest held by the members in the Company with P10 Intermediate Holdings, LLC, a 100% owned subsidiary of P10 Holdings, Inc. (“P10”). The transaction was closed on October 13, 2022. In connection with the transaction, the Company became a guarantor of P10’s obligations under the Credit Agreement, dated as of December 22, 2021 with JPMorgan Chase Bank the administrative and collateral agent, and the lenders party thereto. The guaranteed obligations are secured by security interests in the Company’s assets. Such security interests are junior to the security interests of ING Capital LLC and MUFG Bank, Ltd. described in Note 8.

In accordance with ASC 855, Subsequent Events, the Company evaluated all material events or transactions that occurred after September 30, 2022, the Consolidated Balance Sheet date, through December 28, 2022, the date the consolidated financial statements were issued, and determined no additional events or transactions which would materially impact the consolidated financial statements.